Exhibit 10.08

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Supplemental Agreement No. 2
to
Purchase Agreement No. 05130
between
THE BOEING COMPANY
and
ALLEGIANT AIR, LLC

THIS SUPPLEMENTAL AGREEMENT is entered into as of the date written below (Supplemental Agreement No. 2) by and between THE BOEING COMPANY (Boeing) and ALLEGIANT AIR, LLC (Customer).
All terms used but not defined in this Supplemental Agreement No. 2 have the same meaning as in the Purchase Agreement.
WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 05130 dated as of December 31, 2021 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of fifty (50) Boeing Model 737 MAX Aircraft (Aircraft); and
[***]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety, and replaced by a new Table of Contents provided hereto and incorporated into the Purchase Agreement by this reference. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 2 into the Purchase Agreement.
2.    TABLES 1.
a.    Table 1A-R1 of the Purchase Agreement is replaced in its entirety with Table 1A-R2 attached hereto [***].
b.    Table 1B-R1 of the Purchase Agreement is replaced in its entirety with Table 1B-R2 attached hereto [***].
All references to such Tables in the documentation listed in the Table of Contents are hereby modified to reflect such replacements.

3.    EXHIBITS
    a.    Exhibit A1 to the Purchase Agreement, Aircraft Configuration: Model 737-8-200, is replaced in its entirety with Exhibit A1-R1 attached hereto to revise the configuration for the 737-8-200 Aircraft.
    b.    Exhibit A2 to the Purchase Agreement, Aircraft Configuration: Model 737-7, is replaced in its entirety with Exhibit A2-R1 attached hereto to revise the configuration for the 737-7 Aircraft.

All references to such Exhibits in the documentation listed in the Table of Contents are hereby modified to reflect such replacements.

4.    SUPPLEMENTAL EXHIBIT
a.    Supplemental Exhibit to the Purchase Agreement entitled BFE1, BFE Variables, is replaced in its entirety with Supplemental Exhibit BFE1-R1 attached hereto to revise the BFE on-dock dates to conform to the revised delivery schedules reflected in Tables 1A-R2 and 1B-R2 of the Purchase Agreement.

All references to such Supplemental Exhibit in the documentation listed in the Table of Contents are hereby modified to reflect such replacements.

5.    LETTER AGREEMENTS.
a.[***]
All references to such Attachments A and B in the documentation listed in the Table of Contents are hereby modified to reflect such replacements.
b.Letter Agreement WJE-PA-05130-LA-2101479R1 [***].
c.Letter Agreement WJE-PA-05130-LA-2101488 [***].
d.Letter Agreement WJE-PA-05130-LA-2101482 [***].
e. Letter Agreement WJE-PA-05130-LA-2103907 [***].
f.Letter Agreement WJE-PA-05130-LA-2103908 [***].
g.Letter Agreement WJE-PA-05130-LA-2103930 [***].
h.Letter Agreement WJE-PA-05130-LA-2104982 [***].
6.    ADVANCE PAYMENTS.
[***]
WJE-PA-05130    ii    SA-2

BOEING PROPRIETARY

Payment Description	Amount Due	Payment Due Date
October-2023 PDP Payment	[***]	[***]
November-2023 PDP Payment	[***]	[***]
December-2023 PDP Payment	[***]	[***]
January-2024 PDP Payment	[***]	[***]
[***]	[***]	[***]
The core provisions of the Purchase Agreement will be superseded and replaced as provided above, and the Purchase Agreement, as so modified, will be the parties’ current agreement on the aforementioned matters, superseding all previous negotiations or agreements.

EXECUTED IN DUPLICATE as of:
DATE: September 29, 2023_____

THE BOEING COMPANY    ALLEGIANT AIR, LLC

By: /s/: Alan Luan        By: /s/: Robert Neal

Its:     Attorney-In-Fact        Its: CFO

Attachments
WJE-PA-05130    iii    SA-2

BOEING PROPRIETARY